UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 16, 2004

IPEC HOLDINGS INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-30721 (Commission File Number)	87-0621339 (IRS Employer Identification Number)

Northgate Industrial Park, 185 Northgate Circle, PO Box 5311 New Castle, Pennsylvania (Address of Principal Executive Office)		16105 (Zip Code)

Registrant’s telephone number, including area code: (800) 377-4732 NA (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 16, 2004, of IPEC Holdings Inc.

Item 12. Results of Operations and Financial Condition

On July 16, 2004, we issued a press release to report our financial results for the quarter ended June 30, 2004. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The information contained in this report and the attached press release is “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2004	IPEC HOLDINGS INC. By: /s/ SHAWN C. FABRY —————————————— Name: Shawn C. Fabry Title: Chief Financial Officer